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SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K/A (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 28, 2003
Date of Report
(Date of Earliest Event Reported)

TRANSMONTAIGNE INC.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-11763	06-1052062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 Seventeenth Street, Suite 2750 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 626-8200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Explanatory Note

        On March 17, 2003, TransMontaigne Inc. ("TransMontaigne") filed a Current Report on Form 8-K announcing the February 28, 2003 purchase of the Florida petroleum terminals and tug and barge operations of Coastal Fuels Marketing, Inc. from El Paso Corporation (the "Coastal Fuels assets"). This amendment is being filed to include the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements of acquired business.

        The financial statements of Coastal Fuels Marketing, Inc. and subsidiaries and Southeast Marketing Division as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 are included as Exhibit 99.1.

(b)
Pro forma financial information

        The unaudited pro forma condensed combined statement of operations of TransMontaigne Inc. for the year ended June 30, 2002 and the nine-month period ended March 31, 2003 are included as Exhibit 99.2.

(c)	Exhibit Number	Description
	23.1	Consent of PricewaterhouseCoopers LLP.
99.1
The financial statements of Coastal Fuels Marketing, Inc. and subsidiaries and Southeast Marketing Division, as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, together with the report thereon of PricewaterhouseCoopers LLP, independent accountants.
	99.2	The unaudited pro forma condensed combined statement of operations of TransMontaigne Inc. for the year ended June 30, 2002 and the nine-month period ended March 31, 2003.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: May 14, 2003	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President

Exhibit Index

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1
The financial statements of Coastal Fuels Marketing, Inc. and subsidiaries and Southeast Marketing Division, as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, together with the report thereon of PricewaterhouseCoopers LLP, independent accountants.
99.2	The unaudited pro forma condensed combined statement of operations of TransMontaigne Inc. for the year ended June 30, 2002 and the nine-month period ended March 31, 2003.

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Explanatory Note
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signature
Exhibit Index